     As filed with the Securities and Exchange Commission on April 9, 1999
                                                    Registration No. 333-71483-1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       ON
                                    FORM S-8
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933*

                          DURA AUTOMOTIVE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                                   38-3185711
      (State or other jurisdiction of                   (I.R.S. Employer
       incorporation or organization)                 Identification Number)

             4508 IDS Center                                  55402
          Minneapolis, Minnesota                            (Zip Code)
  (Address of Principal Executive Offices)

               EXCEL INDUSTRIES, INC. 1994 STOCK COMPENSATION PLAN
                            (Full Title of the Plan)

                               Stephen E.K. Graham
                   Vice President and Chief Financial Officer
                          Dura Automotive Systems, Inc.
                               2791 Research Drive
                         Rochester Hills, Michigan 48309
                     (Name and Address of Agent for Service)

                                 (248) 299-7500
          (Telephone Number, including Area Code of Agent for Service)

                                    COPY TO:
                                 Dennis M. Myers
                                Kirkland & Ellis
                             200 East Randolph Drive
                             Chicago, Illinois 60601
                                 (312) 861-2000

                         CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------
                                                              Proposed Maximum      Proposed Maximum       Amount of
     Title of Securities to be           Amount to be        Offering Price Per         Aggregate         Registration
             Registered                   Registered               Share             Offering Price           Fee
------------------------------------------------------------------------------------------------------------------------
Class A Common Stock,                   321,900 shares             N/A**                  N/A**              N/A**
par value $.01 per share
------------------------------------------------------------------------------------------------------------------------

* Filed as a Post-Effective Amendment on Form S-8 to such Registration Statement pursuant to the procedures described herein. See "Explanatory Note."
**  Fee previously paid.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         Item 3 to the Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement, filed with the Commission on March 30, 1999, hereby is amended by deleting such Item 3 in its entirety and replacing it as follows:

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The following documents filed by Dura with the Securities and Exchange Commission (the "COMMISSION") are incorporated herein by reference except to the extent any statement or information therein is modified, superseded or replaced by a statement or information contained in this document or in any other subsequently filed document incorporated herein by reference:

         (a) Dura's Annual Report on Form 10-K for the year ended December 31, 1998 (File No. 0-21139).

         (b) Dura's Current Reports on Form 8-K, filed with the Commission on January 22, 1999, February 3, 1999, February 16, 1999 and March 30, 1999.

         (c) The description of Dura's Class A Common Stock, par value $.01 per share, contained in Item 1 of Dura's Registration Statement on Form 8-A, filed with the Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), on August 5, 1996.

         (d) All reports and other documents subsequently filed by Dura pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such reports and documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 2 on Form S-8 to Registration Statement (Registration No. 333-71843-1) and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in City of Minneapolis, State of Minnesota, on the 5th day of April, 1999.

                                         DURA AUTOMOTIVE SYSTEMS, INC.

                                         By:      /s/ S.A. Johnson
                                              ------------------------------
                                                  S.A. Johnson
                                                  CHAIRMAN OF THE BOARD

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 on Form S-8 to Form S-4 Registration Statement has been signed by the following persons in the capacities and on the dates indicated on the 5th day of April, 1999.

           SIGNATURE                         TITLE
           ---------                         -----
       /s/ S.A. Johnson                      Chairman of the Board
-------------------------------------
         S.A. Johnson

               *                             President, Chief Executive Officer
-------------------------------------        (Principal Executive Officer)
        Karl F. Storrie                      and Director

               *                             Vice President and Director
-------------------------------------
        Robert R. Hibbs

               *                             Director
-------------------------------------

    Robert E. Brooker, Jr.

               *                             Director
-------------------------------------
         W.H. Clement

           SIGNATURE                         TITLE
           ---------                         -----
               *                             Director
-------------------------------------
       Jack K. Edwards

               *                             Director
-------------------------------------
      J. Richard Jones

               *                             Director
-------------------------------------
      John C. Jorgensen

               *                             Director
-------------------------------------
     James L. O'Loughlin

               *                             Director
-------------------------------------
     Robert J. Orscheln

               *                             Director
-------------------------------------
    William L. Orscheln

               *                             Director
-------------------------------------
       Eric J. Rosen

               *                             Vice President and Chief Financial
-------------------------------------        Officer (Principal Financial and
     Stephen E.K. Graham                     Accounting Officer)

* The undersigned, by signing his name hereto, does hereby sign and execute this Post-Effective Amendment No. 2 on Form S-8 to Form S-4 Registration Statement on behalf of the above name officers and directors of Dura pursuant to the Power of Attorney executed by such officers and directors and previously filed with the Commission.

       /s/ S.A. Johnson
-------------------------------------
         S.A. Johnson
         ATTORNEY-IN-FACT